John Hancock Funds III

John Hancock Core High Yield Fund

Supplement dated 7–12–13 to the Prospectuses dated 7–1–12

In the Who’s who section of the Fund details chapter under the heading Subadvisor, the last sentence of the first paragraph is amended and restated as follows:

As of March 31, 2013, John Hancock Asset Management a division of Manulife Asset Management (North America) Limited had approximately $99 billion in assets under management.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.